PEAR TREE FUNDS

PEAR TREE PANAGORA EMERGING MARKETS FUND
Ordinary Shares:  QFFOX    Institutional Shares:  QEMAX

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND
Ordinary Shares: RPEMX      Institutional Shares:  EMRPX

Supplement dated March 20, 2018

This Supplement amends the Prospectus and the Statement of Additional Information of Pear Tree Funds (the "Trust"), each dated August 1, 2017, as supplemented from time to time, and the Summary Prospectuses for each of Pear Tree PanAgora Emerging Markets Fund ("Emerging Markets Fund") and  Pear Tree PanAgora Risk Parity Fund ("Risk Parity Fund" and together with Emerging Markets Fund, the "Funds") dated August 1, 2017, as may be amended.

As of March 16, 2018, Mark Barnes no longer is a portfolio manager of Emerging Markets Fund or Risk Parity Fund.  Each of Edward Qian and Nicholas Alonso will continue to manage the Funds in his current capacity.

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Please keep this Supplement with your records.